MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement (the "Agreement") is made as of  the 31 day of March, 2008 (the "Effective Date"), by and among NaturalShrimp Corporation, a Delaware corporation ("NSC'), NaturalShrimp Holdings, Inc., the parent company of NSC ("Parent") , and Mr. Steven J. Easterling, the sole member of Shrimp Station, LLC, a Texas limited liability company ("Easterling") (NSC, Parent and Easterling are collectively referred to herein as the "Parties").

RECITALS
WHEREAS, Easterling owns 100% of the membership interests of Shrimp tation, LLC; and

WHEREAS, NSC desires to purchase from Easterling 50% of the membership interests of Shrimp Station, LLC (the "Membership Interests) and Easterling desires to sell to NSC the Membership Interests for the purchase consideration of 175,000 shares of the common stock, $0.01 par value, of Parent (the "Common Stock"), as set forth below, upon the terms and subject to the conditions of this Agreement.

AGREEMENT
For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Sale.
a. Membership Interests. Subject to the terms and conditions of this Agreement, and the representations and warranties herein contained, Easterling hereby agrees to sell, assign and transfer the Membership
Interests to NSC, all such Membership Interests being hereby conveyed free and clear of any lien, claim, encumbrance, charge, option or restriction of any nature whatsoever.

b. Common Stock. Subject to the terms and conditions of this Agreement, and the representations and warranties herein contained, Parent hereby agrees to sell, issue, assign and transfer the Common stock to Easterling, all such Common Stock being hereby conveyed free and clear of any lien, claim, encumbrance, charge, option or restriction of any nature whatsoever.

2. Deliverables.
a. On the date hereof, Easterling shall deliver, or cause to be delivered, to NSC stock certificates or such other documents or certificates representing the Membership Interests either duly endorsed to NSC by the registered holder thereof or accompanied by appropriate transfer powers duly executed.
b. On the date hereof, Parent shall deliver, or cause to be delivered, to Easterling a stock certificate representing the Common Stock.

3. Representations and Warranties of Easterling. Easterling hereby represents and warrants to NSC, as of the Effective Date, as follows: (i) Easterling is the record owner of the Membership Interests as set forth in the above Recitals, all of which are duly issued, (ii) Easterling has full legal power, right and authority, and all authorizations and approvals to sell, transfer and deliver good and valid title to the Membership Interests, free and clear of any encumbrances pursuant to the terms of this Agreement, (iii) the Membership Interests are free and clear of all security interests, liens (including any federal tax liens or state inheritance tax liens), claims, options, commitments, demands, charges, encumbrances, or covenants of any kind, (iv) except as contemplated by this Agreement, there are no existing impediments to the sale and transfer of the Membership Interests including, but not limited to, any obligation of Easterling or Shrimp Station, LLC under any company agreement, agreement among members or other such agreement granting rights of first refusal to purchase the Membership Interests or any other such rights that require the consent of any third party to enable Easterling to transfer the Membership Interests as contemplated herein, (v) the Membership Interests represent 50% of the membership interests of Shrimp Station, LLC and (vi) Easterling is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act of 1933, as presently in effect.

4. Conditions Precedent to Obligations of Easterling. The obligations of Easterling hereunder are subject to the following conditions precedent: a. Performance. Each covenant and agreement of NSC and Parent set forth in this Agreement to be performed on or before the date hereof shall have been duly performed in all material respects.

b. No Violation of Statutes. Orders. etc. There shall not be in effect any statute, rule, or regulation which makes it illegal for Easterling to consummate the transactions contemplated hereby, or any order, decree, or judgment enjoining Easterling from consummating the transactions contemplated hereby.

5. Conditions Precedent to Obligations of NSC and Parent. The obligations ofNSC and Parent hereunder are subject to the following conditions precedent:

a. Performance. Each covenant and agreement of Easterling set forth in this Agreement to be performed on or before the date hereof shall have been duly performed in all material respects.

b. Representations and Warranties True. The representations and warranties of Easterling contained in the Agreement shall have been true in all material respects.

c. No Violation of Statutes, Orders, etc. There shall not be in effect any statute, rule, or regulation which makes it illegal for NSC or Parent to consummate the transaction contemplated hereby, or any order, decree, or judgment enjoining NSC or Parent from consummating the transaction contemplated hereby.

6. Representation of the Parties. The Parties hereby state and agree that they have had the opportunity to discuss with legal counsel during the negotiation of this Agreement, all the terms hereof, including any tax implications with respect to the above described transactions, and state that they have had adequate representation and been fully informed of their rights and obligations under this Agreement and under all of the terms and provisions of any laws, regulations, statutes, and/or other authority. The Parties further represent that they have had an opportunity to review the financial condition of Shrimp Station, LLC and the contractual obligations to which Shrimp Station, LLC is bound. They further expressly state and agree that they have entered into this Agreement freely and under no duress from any source whatsoever.

7. Indemnification.

a. NSC's Indemnification Obligations. NSC will indemnify and hold Easterling harmless from and pay any and all damages directly or indirectly, resulting from, relating to, arising out of or attributable to any of the following: (i) any breach of any representation or warranty NSC or Parent has made in this Agreement; and (ii) any breach, violation or default by NSC of any covenant, agreement or obligation of NSC or Parent in this Agreement.

b. Easterling's Indemnification Obligations. Easterling will indemnify and hold Parent and NSC and their affiliates, and their respective officers, directors, managers, employees, agents, representatives, controlling persons, stockholders and similarly situated persons, harmless from and pay any and all damages directly or indirectly, resulting from, relating to, arising out of or attributable to any of the following: (i) any breach of any representation or warranty that Easterling has made in this Agreement; and (ii) any breach, violation or default by Easterling of any covenant, agreement or obligation of Easterling in this Agreement.

8. Miscellaneous.

a. Further Assurances. The Parties will use reasonable efforts to implement the provisions of this Agreement, and for such purpose a Party, at the request of the other Party, will, without further consideration, promptly execute and deliver, or cause to be executed and delivered, such consents and other instruments in addition to those required by this Agreement, in form and substance satisfactory to the other party, as is reasonably necessary to implement any provision of this Agreement.

b. Entire Agreement. This Agreement constitutes the complete and exclusive statement of the agreement between the Parties with respect to the subject matter herein set forth, and supersedes all prior representations, warranties, discussions, and agreements by and between the Parties.

c. Amendments. This Agreement may not be amended, altered, or terminated, except in writing and signed by each of the Parties. d. Inurement. This Agreement shall be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

e. Language. The language used in this Agreement shall be deemed to be language chosen by the Parties thereto to express their mutual intent, and no rule of strict construction against any party shall apply to any term or condition thereof.

f. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

g. Gender. Wherever herein that the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context may require.

h. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which taken together shall constitute one agreement.

i.	Survival. All representations and warranties of the Parties herein, and all covenants and agreements herein not fully performed before the date hereof, shall survive such date.

IN WITNESS WHEREOF, the Parties have executed this Agreement on and as of the date first written above.

NATURAL SHRIMP CORPORATION

By: /s/ Bill G. Williams
Name: Bill G. Williams
Title: Chief Executive Officer

NATURAL SHRIMP HOLDINGS, INC.

By: /s/ Bill G. Williams
Name: Bill G. William
Title: Chief Executive Officer

SHRIMP STATION, LLC

By: /s/ Steven J. Easterling
Name: Steven J. Easterling
Title: Sole Member